UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional materials

☐	Soliciting Material Pursuant to § 240.14a-12

BENITEC BIOPHARMA INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials:

3940 Trust Way

Hayward, California 94545

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON     , 2024

     , 2024

Dear Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Benitec Biopharma Inc. (the “Company”). The Special Meeting will be conducted exclusively via the Internet at a virtual audio web conference at     on       , 2024, beginning at     , Pacific Time. You will be able to attend the Special Meeting and vote and submit questions during the Special Meeting by visiting the Special Meeting website. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting.

The Special Meeting is being held to seek the approval of the Company’s stockholders of (i) the potential issuance of shares of common stock issuable upon exercise of certain warrants for purposes of complying with Nasdaq Listing Rule 5635(b), and (ii) an amendment to the Company’s 2020 Equity and Incentive Compensation Plan previously approved by the Company’s Board of Directors.

The Proxy Statement describing the matters to be acted upon at the Special Meeting in more detail is contained in the following pages. Stockholders are also entitled to vote on any other matters that properly come before the Special Meeting. Your vote is important. Enclosed is a proxy that will entitle you to vote your shares on the matters to be considered at the Special Meeting, even if you are unable to attend the virtual meeting online. Regardless of the number of shares you own, please be sure you are represented at the Special Meeting either by attending virtually, voting on the Internet or by telephone, or returning a signed proxy card as soon as possible.

On behalf of Benitec Biopharma Inc., I thank you for your ongoing interest and investment in our Company.

Sincerely,

Dr. Jerel Banks

Chief Executive Officer and Chairman of the Board of Directors

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON     , 2024

To Our Stockholders:

Notice is hereby given that the Special Meeting (the “Special Meeting”) of Benitec Biopharma Inc. (the “Company”) will be held virtually on    , 2024, at     , Pacific Time. The Special Meeting can be accessed by visiting     , where you will be able to listen to the meeting live, submit questions, and vote online for the following purposes:

(i)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares of common stock issuable upon exercise of certain warrants (the “Nasdaq Proposal”);

(ii)	To approve an amendment to the Company’s 2020 Equity and Incentive Compensation Plan previously approved by the Company’s Board of Directors (the “Equity Plan Amendment Proposal”); and

(iii)	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for the Nasdaq Proposal or the Equity Plan Amendment Proposal.

Pursuant to the Company’s Amended and Restated Bylaws, the Board of Directors has fixed the close of business on    , 2024 as the record date for determination of the stockholders entitled to vote at the Special Meeting and any adjournments thereof. You can ensure that your shares are voted at the Special Meeting by voting via the Internet or by completing, signing and returning the enclosed proxy card. If you do attend the Special Meeting virtually, you may then withdraw your proxy and vote your shares during the virtual meeting. In any event, you may revoke your proxy prior to the Special Meeting. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of the proposals made by the Company.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR SPECIAL MEETING VIRTUALLY, PLEASE VOTE VIA THE INTERNET, BY TELEPHONE, OR SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

By Order of the Board of Directors,

Dr. Jerel Banks
Chief Executive Officer and Chairman of the Board of Directors

Hayward, California

     , 2024

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of

Stockholders to be held on      , 2024

Our Proxy Statement and proxy card are available on the Internet at    and at the “SEC Filings” section under the “Investors” tab on our corporate website at www.benitec.com.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

i

3940 Trust Way

Hayward, California 94545

SPECIAL MEETING PROXY STATEMENT

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Benitec Biopharma Inc. (the “Company”) for the Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on     , 2024 at     , Pacific Time, and for any adjournment or postponement of the Special Meeting. The Special Meeting can be accessed by visiting     , where you will be able to listen to the meeting live, submit questions, and vote online. The mailing of the Proxy Statement will commence on or about     , 2024.

The purpose of the Special Meeting is to ask our stockholders to approve proposals to:

(i)

To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares of common stock issuable upon exercise of certain warrants (“Proposal 1,” or the “Nasdaq Proposal”);

(ii)	To approve an amendment to the Company’s 2020 Equity and Incentive Compensation Plan previously approved by the Company’s Board (“Proposal 2,” or the “Equity Plan Amendment Proposal”); and

(iii)

To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for the Nasdaq Proposal or the Equity Plan Amendment Proposal (“Proposal 3,” or the “Adjournment Proposal”).

Electronic copies of this Proxy Statement are available at    and on the Internet through the Securities and Exchange Commission’s (“SEC”) electronic data system called EDGAR at www.sec.gov or through the “Investor” section of our website at www.benitec.com.

In this Proxy Statement, “we,” “us,” “our,” “Benitec” and the “Company” refer to Benitec Biopharma Inc., a Delaware corporation, and its subsidiaries.

This Proxy Statement is being made available to you because you own shares of our common stock as of the Record Date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the virtual Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

INFORMATION CONCERNING SOLICITATION AND VOTING

Attendance and Record Date

Only holders of record of our common stock at the close of business on     , 2024 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting. As of the Record Date, we had     shares of our common stock issued and outstanding.

Voting and Solicitation

Each share of our common stock is entitled to one vote on all matters presented at our Special Meeting.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed unrevoked proxies will be voted: (i) FOR Proposal 1, the potential issuance of shares of common stock issuable upon exercise of certain warrants in compliance with Nasdaq Listing Rule 5635(b), (ii) FOR Proposal 2, the approval of the amendment to the Company’s 2020 Equity and Incentive Compensation Plan, and (iii) FOR Proposal 3, the approval of an adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2. No other business is expected to come before stockholders at the Special Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed proxy card will vote such proxy in accordance with their best judgement (including the recommendation of our Board).

Directors, officers, agents and employees and the Company may communicate with stockholders, banks, brokerage houses and others by mail, telephone, e-mail, in person or otherwise to solicit proxies. We may hire a proxy solicitation firm at standard industry rates to assist in the solicitation of proxies. All expenses incurred in connection with this solicitation will be borne by us.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our offices, at or before the taking of the vote at our Special Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Special Meeting and voting at such meeting. If not revoked, the proxy will be voted at the Special Meeting in accordance with the stockholder’s instructions indicated on the proxy card.

Quorum and Voting Requirements

Quorum. The required quorum for the transaction of business at our Special Meeting is the holders of a majority of shares of common stock issued and outstanding on the Record Date and entitled to vote at our Special Meeting, present in person, by remote communication, or by proxy. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at our Special Meeting with respect to such matter. Abstentions and broker non-votes will also count toward the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. Below is a discussion of the effect of abstentions and broker non-votes on the results of each proposal.

Voting Requirements to Approve Proposals.

Proposal 1: The approval of Proposal 1, the Nasdaq Proposal, requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 1 for it to be approved). Abstentions will have the same effect as a vote “AGAINST” Proposal 1. Broker non-votes, if any, will have no effect on Proposal 1. Suvretta Capital Management, LLC will not be entitled to vote the shares of common stock held by it or its affiliates, or the shares of common stock underlying the warrants that it or its affiliates currently hold and can be exercised prior to the Record Date, with respect to Proposal 1.

Proposal 2: The approval of Proposal 2, the Equity Plan Amendment Proposal, requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 2 for it to be approved). Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Broker non-votes, if any, will have no effect on Proposal 2.

Proposal 3: The approval of Proposal 3, the Adjournment Proposal, requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 3 for it to be approved). Abstentions will have the same effect as a vote “AGAINST” Proposal 3. Broker non-votes, if any, will have no effect on Proposal 3.

New York Stock Exchange rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” For the Special Meeting, each of Proposal 1, Proposal 2, and Proposal 3 are not considered “routine” proposals, and brokers will not have discretionary authority to vote on the proposals without explicit instructions from the beneficial owners of such shares. Because none of the three proposals to be submitted for stockholder approval at the Special Meeting are “routine,” we do not anticipate any broker non-votes at the Special Meeting.

In the event that sufficient votes in favor of Proposal 1 or Proposal 2 is not received by the date of the Special Meeting, and Proposal 3 is approved, we may adjourn the Special Meeting to permit further solicitations of proxies.

How to Vote

If you are a registered holder, meaning that you hold our stock directly rather than through a broker, bank, or other nominee, you may vote online at the Special Meeting, by telephone or electronically through the Internet by following the instructions included on your proxy card, or by completing, dating, signing and promptly returning your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Special Meeting will be counted as votes “for” such proposal.

In order to vote via the virtual meeting website, any registered holder of our common stock may attend the Special Meeting by visiting     , where stockholders may vote and submit questions during the meeting. Please have your 16-digit control number to join the Special Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at     .

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the stockholder.

If your shares are held through a bank, broker or other nominee (in “street name”), you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You may also vote by completing, dating, signing and promptly returning the voting instruction form sent by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Special Meeting. If you do not provide voting instructions to your broker in advance of the Special Meeting, your shares will not be voted.

Information about the Virtual Meeting

The virtual Special Meeting is accessible on any Internet-connected device and stockholders will be able to submit questions and comments and to vote online during the meeting. We believe these benefits of a virtual meeting are in the best interests of our stockholders. In the event of a technical malfunction or other problem that disrupts the Special Meeting, the Company may adjourn, recess, or expedite the Special Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting during the meeting, a toll free number will be available to assist.

In order to vote via the virtual meeting website, any registered holder of our common stock may attend the Special Meeting by visiting     , where stockholders may vote and submit questions during the meeting. Please have your 16-digit control number to join the Special Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at     .

Only holders of our common stock at the close of business on     , 2024, the Record Date, will be permitted to ask questions during the Special Meeting. If you wish to submit a question, on the day of the Special Meeting, you may log into the virtual meeting platform and type your question for consideration into the field provided in the web portal. To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. More information on submitting questions at the Special Meeting will be posted on the Internet at    in advance of the meeting.

For the 10 days prior to our Special Meeting, a list of registered holders entitled to vote at our Special Meeting will be available for inspection in our offices at 3940 Trust Way, Hayward, California 94545. Stockholders will also be able to access the list of registered holders electronically during the Special Meeting through the virtual meeting website at     .

Deadline for Receipt of Stockholder Proposals for 2024 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the SEC, proposals by eligible stockholders that are intended to be presented at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must have been received by our Corporate Secretary at Benitec Biopharma Inc., 3940 Trust Way, Hayward, California 94545 not later than June 22, 2024 in order to be considered for inclusion in our proxy materials.

Stockholders intending to present a proposal or nominate a candidate to our Board at our 2024 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders, the stockholder’s notice must be timely received, which means that a proposal must be delivered to or mailed to our Corporate Secretary not later than 90 days prior, and not earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Because our 2023 annual meeting was held on December 6, 2023, this means that such notice for the 2024 Annual Meeting must be received by the Company between August 8, 2024 and September 7, 2024. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2024 Annual Meeting, no later than October 7, 2024). If the date of the 2024 Annual Meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2024 Annual Meeting and the 10th calendar day following the date on which public announcement of the date of the 2024 Annual Meeting is first made.

Electronic Delivery of Proxy Materials to Stockholders

If you received an electronic copy of our proxy materials and would prefer to receive paper copies of the proxy materials, or if you received paper copies of the proxy materials and would prefer to receive a notice for future annual meetings, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of    , 2024, the Record Date, by (i) each person or group of persons known by us to beneficially own at least five percent of our common stock, (ii) each of our named executive officers, (iii) each of our directors, and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of common stock issuable within 60 days of     , 2024, the Record Date, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on shares of common stock outstanding at the close of business on     , 2024, and, for each individual holder, gives effect to the shares of common stock that stockholder could acquire after the exercise of warrants held by such holder, subject to the limitations on beneficial ownership contained in such warrants. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o 3940 Trust Way, Hayward, California 94545.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with Franklin Resources Inc. (1)	2,320,935	19.9%
Entities Affiliated with Suvretta Capital Management, LLC (2)	2,097,395	19.9%
Nemean Asset Management, LLC (3)	1,027,399	9.9%
Adage Capital Partners, LP (4)	1,026,050	9.9%
HBM Healthcare Investments (Cayman) Ltd. (5)	1,026,050	9.9%
Entities Affiliated with Nantahala Capital Management, LLC (6)	1,026,050	9.9%
Entities Affiliated with Special Situations Fund (7)	625,000	6.2%
Directors and Named Executive Officers:
Jerel A. Banks (8)	23,723	*
Megan Boston (9)	63,196	*
J. Kevin Buchi (10)	106,003	1.0
Peter Francis (11)	2,390	*
Kishen Mehta (12)	—	—
Edward Smith (13)	2,093	*
All Executive Officers and Directors As a Group (6 persons) (14)	197,405	1.9%

*	Represents beneficial ownership of less than one percent of the Company’s outstanding common stock.
(1)

Includes 573,221 shares of Common Stock held by Franklin Strategic Series – Franklin Biotechnology Discovery Fund (“FSS”) and 223,350 shares of Common Stock held by Franklin Biotechnology Discovery Fund, a sub-fund of Franklin Templeton Investment Funds (“Franklin Templeton”) and assumes the exercise of Warrants held by FSS and Franklin Templeton for an additional 1,524,364 shares of Common Stock. FSS holds (i) Common Warrants exercisable for an aggregate of 588,236 shares of Common Stock at an exercise price of $1.93 per share, (ii) Pre-Funded Warrants exercisable for an aggregate of 1,554,404 shares of Common Stock at an exercise price of $0.0001 per share and (iii) Common Warrants exercisable for an aggregate of 1,554,404 shares of Common Stock at an exercise price of $3.86 per share, subject to the limitations on beneficial ownership contained in such Warrants. The address of the principal business office of Franklin Resources Inc., FSS and Franklin Templeton is One Franklin Parkway, San Mateo, CA 94403.
(2)

Based on information included in the Schedule 13D filed by Suvretta Capital Management, LLC (“Suvretta Capital”), Averill Master Fund, Ltd. (“Averill”), Averill Madison Master Fund, Ltd. (“Averill Madison”) and Aaron Cowen on April 29, 2024. Includes 1,470,179 shares of Common Stock held by Averill and 221,111 shares of Common Stock held by Averill Madison, and assumes the exercise of Warrants held by Averill and Averill Madison for an additional 406,105 shares of Common Stock. Averill and Averill Madison hold, respectively (x)(i) Pre-Funded Warrants exercisable for 6,331,203 and 852,700 shares of Common Stock at an exercise price of $0.0001 per share and (ii) Common Warrants exercisable for 4,605,000 and 576,347 shares of Common Stock at an exercise price of $3.86, subject to the limitations on beneficial ownership contained in such Warrants. Averill also holds (y) Common Warrants exercisable for 588,236 shares of Common Stock at an exercise price of $1.93 and (z) Pre-Funded Warrants exercisable for an aggregate of 588,235 shares of Common Stock at an exercise price of $0.0017 per share, subject to the limitations on beneficial ownership contained in such Warrants. Suvretta Capital is the investment manager of Averill and Averill Madison. Aaron Cowen is a control person of Suvretta Capital and as such may be deemed to beneficially own these shares. The address of the principal business office of Suvretta Capital, Mr. Cowen, Averill and Averill Madison is 540 Madison Avenue, 7th Floor, New York, NY 10022.

(3)

Based on information included in the Schedule 13G filed by Nemean Asset Management, LLC (“Nemean”), IRA financial trust FBO Steven M. Oliveira Roth IRA (the “Oliveira IRA”), and Steven M. Oliveira on April 29, 2024. Includes 764,324 shares of Common Stock held by Nemean and 64,911 shares of Common Stock held by the Oliveira IRA, and assumes the exercise of Warrants held by Nemean and Mr. Oliveira for an additional 198,164 shares of Common Stock. Mr. Oliveira holds Common Warrants exercisable for 63,793 shares of Common Stock at an exercise price of $1.93 per share. Nemean holds Pre-Funded Warrants exercisable for 625,000 shares of Common Stock at an exercise price of $0.0001 per share and Common Warrants exercisable for 1,000,000 shares of Common Stock at an exercise price of $3.86 per share, subject to the limitations on beneficial ownership contained in such Warrants. The address of the principal business office of Nemean, the Oliveira IRA, and Steven M. Oliveira is 207 Commodore Drive, Jupiter, FL 33477.

(4)

Includes 841,395 shares of Common Stock and assumes the exercise of Warrants held by Adage Capital Partners, LP (the “Fund”) for an additional 184,655 shares of Common Stock. The Fund holds Pre-Funded Warrants exercisable for 3,186,751 shares of Common Stock at an exercise price of $0.0001 per share and Common Warrants exercisable for 3,108,808 shares of Common Stock at an exercise price of $3.86 per share, subject to the limitations on beneficial ownership contained in such Warrants. Adage Capital Partners, GP, LLC (“ACPGP”) serves as the general partner of the Fund and as such has discretion over the portfolio of securities beneficially owned by the Fund. Adage Capital Advisors, LLC, a Delaware limited liability company (“ACA”), is managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACPGP and ACA and general partners of the Fund. Robert Atchinson and Phillip Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of the principal business office of the Fund, ACPGP, ACA, Mr. Atchinson and Mr. Gross is 200 Clarendon St., 52nd Floor, Boston, MA 02116.

(5)

Based on information included in the Schedule 13G filed by HBM Healthcare Investments (Cayman) Ltd.’s (“HBM”) on April 29, 2024. Includes 841,395 shares of Common Stock and assumes the exercise of Pre-Funded Warrants held by HBM for an additional 184,655 shares of Common Stock. HBM holds Pre-Funded Warrants exercisable for 200,276 shares of Common Stock at an exercise price of $0.0001 per share, subject to the limitations on beneficial ownership contained in such Pre-Funded Warrants. The address of the principal business office of HBM is Governors Square, 23 Lime Tree Bay Avenue, PO Box 30852, Grand Cayman, KY1-1204, Cayman Islands.

(6)

Includes 151,451 shares of Common Stock held by Pinehurst Partners, L.P. (“Pinehurst”), 16,828 shares of Common Stock held by Corbin Sustainability & Engagement Fund, L.P. (“Corbin”), 140,192 shares of Common Stock held by Nantahala Capital Partners Limited Partnership (“NCPLP”), 118,075 shares of Common Stock held by NCP RFM LP (“NCP RFM”), and 414,849 shares of Common Stock held by

Blackwell Partners LLC – Series A (“Blackwell”), and assumes the exercise of Warrants held by Pinehurst, Corbin, NCPLP, NCP RFM and Blackwell for an additional 184,655 shares of Common Stock. Pinehurst, Corbin, NCPLP, NCP RFM and Blackwell hold, respectively, Pre-Funded Warrants exercisable for 36,050, 4,006, 33,370, 28,105, and 98,745 shares of Common Stock at an exercise price of $0.0001 per share, subject to the limitations on beneficial ownership contained in such Pre-Funded Warrants. Nantahala is a Registered Investment Adviser and has been delegated the legal power to vote and/or direct the disposition of such securities on behalf of Pinehurst, Corbin, NCPLP, NCP, RFM and Blackwell as a General Partner, Investment Manager, or Sub-Advisor and would be considered the beneficial owner of such securities. The above shall not be deemed to be an admission by the record owners or the selling stockholder that they are themselves beneficial owners of these securities for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or any other purpose. Wilmot Harkey and Daniel Mack are managing members of Nantahala and may be deemed to have voting and dispositive power over the shares held by the selling stockholder. The Pre-Funded Warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the selling stockholder from exercising that portion of the pre-funded warrants that would result in the selling stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of the principal business office of Nantahala is 130 Main St., 2nd Floor, New Canaan, CT 06840.
(7)

Includes 241,918 shares of Common Stock held by Special Situations Fund III QP, L.P., 70,582 shares of Common Stock held by Special Situations Cayman Fund, L.P. and 312,500 shares of Common Stock held by Special Situations Life Sciences Fund, L.P. AWM Investment Company, Inc. (“AWM”) is the investment adviser to each of the Special Situations Funds. David Greenhouse and Adam Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the Special Situations Funds. Messrs. Greenhouse and Stettner disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each of them may have therein. The address of the principal business office of Special Situations Fund is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(8)	Represents stock options to acquire 23,723 shares of common stock that have vested or will vest within 60 days of , 2024.
(9)

Includes 20 shares of common stock held by Boston Super Invest Pty A/C Boston Family Super and 25,907 shares that are held by Ms. Boston that Ms. Boston has sole voting power over and stock options to acquire 11,362 shares of common stock that have vested or will vest within 60 days of     , 2024. Assumes the exercise of Warrants held by Megan Boston for an additional 25,907 shares of common stock.

(10)

Includes 52,097 shares of common stock held directly by Mr. Buchi and stock options to acquire 2,093 shares of common stock that have vested or will vest within 60 days of     , 2024. Assumes the exercise of Warrants held by Mr. Buchi for an additional 51,813 shares of common stock.

(11)

Includes 279 shares of common stock held by the Francis Family Superannuation Fund, 18 shares of common stock held directly by Mr. Francis, and stock options to acquire 2,093 shares of common stock that have vested or will vest within 60 days of     , 2024.

(12)	Does not include the shares beneficially owned by Suvretta Capital and its affiliates reported in this table and described in footnote 2. Mr. Mehta is a Portfolio Manager at Suvretta Capital.
(13)	Represents stock options to acquire 2,093 shares of common stock that have vested or will vest within 60 days of , 2024.
(14)

Includes 78,321 shares of common stock and stock options to acquire 41,364 shares of common stock that have vested or will vest within 60 days of    , 2024, and assumes the exercise of Warrants for an additional 77,720 shares of common stock.

PROPOSAL 1

APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS PURSUANT TO NASDAQ LISTING RULE 5635(B)

We are submitting this Proposal 1 to you in order to obtain the requisite stockholder approval which would be required under Nasdaq Listing Rules 5635(b) if potential issuances of shares of our common stock upon the exercise of certain of our outstanding warrants were to constitute a “change of control.”

Background

On September 15, 2022, the Company completed an underwritten public offering of common stock, warrants and pre-funded warrants for gross proceeds of approximately $14.3 million (the “September 2022 Offering”). On August 11, 2023, the Company completed an underwritten public offering of common stock, warrants and pre-funded warrants for gross proceeds of approximately $30.9 million (the “August 2023 Offering,” and together with the September 2022 Offering, the “Underwritten Offerings”). On April 22, 2024, the Company completed a private placement of common stock and pre-funded warrants for gross proceeds of approximately $40.0 million (the “Private Offering,” and, together with the Underwritten Offerings, the “Offerings”). All of the warrants issued in the Offerings (the “Warrants”) and the pre-funded warrants issued in the Offerings (the “Pre-Funded Warrants”) were immediately exercisable at the time of issuance, subject to the Beneficial Ownership Limitations (as defined below).

After giving effect to the Company’s reverse stock-split completed in July of 2023 and subsequent exercises of Warrants and Pre-Funded Warrants since the completion of the Offerings, the Company currently has outstanding Warrants and Pre-Funded Warrants issued in the Offerings as set forth in the following table:

Warrants	Expiration Date	Exercise Price	Number of Shares Issuable Upon Exercise
September 2022 Warrants	September 15, 2027	$1.93	1,655,464
September 2022 Pre-Funded Warrants	—	$0.0017	588,236
August 2023 Warrants	August 11, 2028	$3.86	15,263,988
August 2023 Pre-Funded Warrants	—	$0.0001	14,172,919
April 2024 Pre-Funded Warrants	—	$0.0001	2,584,239

Under the terms of the Pre-Funded Warrants and Warrants, certain of the warrant holders that purchased securities in the Offerings may not exercise the Pre-Funded Warrants or Warrants to the extent such exercise would cause such holder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99%, 9.99%, or 19.99% of the Company’s then outstanding shares of common stock following such exercise (the “Beneficial Ownership Limitation”). Consistent with Nasdaq Listing Rule 5635(b), no holder of warrants may eliminate or increase its Beneficial Ownership Limitation above 19.99% unless the Company’s stockholders have approved the potential issuance of the Company’s shares of common stock in an amount that could cause a “change of control” under the rules of the Nasdaq Stock Market (“Nasdaq”).

In connection with the Private Offering, we entered into a Voting Commitment Agreement with the purchasers in the Private Offering (the “Voting Commitment Agreement”). Pursuant to the Voting Commitment Agreement, the Company is obligated to use its reasonable best efforts to obtain stockholder approval of the exercise of the Warrants and the Pre-Funded Warrants issued in the Offerings in accordance with Nasdaq’s rules which otherwise would be subject to the Beneficial Ownership Limitation (the “Stockholder Approval”). If the Stockholder Approval is not obtained at the Special Meeting, the Company is obligated to use its reasonable best efforts to obtain the Stockholder Approval at its 2024 Annual Meeting, and if stockholder approval is not obtained at the 2024 Annual Meeting, its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). If the Stockholder Approval is not obtained before or at the 2025 Annual Meeting, then the Company would no longer be obligated to seek to obtain the Stockholder Approval. The purchasers in the Private Offering agreed that the Company will not be liable for any penalty, damages, or other remedy if the Company fails, after using its reasonable best efforts in accordance with the Voting Commitment Agreement to obtain the Stockholder Approval. Pursuant to the Voting Commitment Agreement, the purchasers in the Private Offering agreed to vote or cause to be voted any and all shares of the Company’s common stock over which such purchaser or its affiliates has or shares voting control on the Record Date for shares eligible to vote at any Company Special Meeting or Annual Meeting seeking the Stockholder Approval where such proposal is presented in favor of approving the proposal or proposals seeking the Stockholder Approval.

We also entered into a Board Designation Side Letter with Suvretta Capital at the closing of the Private Offering whereby the Company agreed to consider for appointment and appoint Kishan (“Kishen”) Mehta to the Company’s Board. The Board appointed Mr. Mehta as a director of the Company effective June 26, 2024.

Requirement to Seek Stockholder Approval

As a result of our listing on the Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control.” Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when a stockholder would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that a stockholder has a right to acquire is less than 20%. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Pursuant to the terms of the Warrants and Pre-Funded Warrants, if our stockholders approve this Proposal 1, holders of the Warrants and Pre-Funded Warrants may elect to have the Beneficial Ownership Limitations in their Warrants and Pre-Funded Warrants eliminated so that the holder of such warrants would then be able to exercise their Warrants and Pre-Funded Warrants even if upon exercise such holder would own 20% or more of our outstanding shares of common stock.

Based on    of shares of our common stock outstanding as of    , 2024, the Record Date, (1) excluding shares of common stock issuable upon conversion or exercise of derivative securities owned by other stockholders or shares of common stock issued under our equity incentive plans, and assuming no changes otherwise to our capitalization, (2) assuming the following holders of our Warrants and Pre-Funded Warrants, individually and not in the aggregate, exercise all of their Warrants and Pre-Funded Warrants in full and no other holder exercises any Warrants or Pre-Funded Warrants, and (3) without giving effect to the Beneficial Ownership Limitations in the Warrants and Pre-Funded Warrants, entities affiliated with Suvretta Capital, entities affiliated with Franklin, entities affiliated with Adage, and entities affiliated with Nemean would beneficially own approximately    %,    %,    %, and    % of our common stock, respectively. However, if all of the holders of the Warrants and Pre-Funded Warrants exercised their Warrants and Pre-Funded Warrants in full, entities affiliated with Suvretta Capital would beneficially own approximately     % of our then outstanding common stock, and none of the other holders of our Warrants or Pre-Funded Warrants would beneficially own more than 19.9% of our outstanding common stock. Currently, we anticipate that Suvretta Capital will exercise all of the Warrants and Pre-Funded Warrants it holds; further, we do not anticipate that Adage or Nemean will elect to have the 9.9% Beneficial Ownership Limitations in their Warrants or Pre-Funded Warrants eliminated or changed. Accordingly, we anticipate that only Suvretta Capital will beneficially own 20% or more of our outstanding shares of common stock if this Proposal 1 is approved by our stockholders and holders of our Warrants and Pre-Funded Warrants are able to then remove the Beneficial Ownership Limitations in their warrants and exercise such warrants.

Potential Adverse Effects

If our stockholders approve this Proposal 1, up to approximately     shares would be issuable in connection with the exercise of the Warrants and Pre-Funded Warrants, so our stockholders could experience substantial dilution of their interests as a result of such exercises. In addition, entities affiliated with Suvretta Capital and other holders of our Warrants and Pre-Funded Warrants will potentially be able to exercise warrants that will give them significant ownership positions.

Consequences of Failure to Obtain Stockholder Approval

If our stockholders do not approve this Proposal 1, then the aggregate number of shares of common stock issuable upon the exercise of the Pre-Funded Warrants and Warrants will be limited to no more than 19.9% of our common stock for each holder of warrants. Accordingly, each holder would not be able to exercise its Pre-Funded Warrants and Warrants to receive additional shares in excess of the relevant Beneficial Ownership Limitation (unless such holder otherwise sells shares of our common stock owned by such holder whereby such issuance would not result in such holder beneficially owning (1) in excess of 19.99% of the number of shares of common stock outstanding and (2) the largest ownership position of the Company immediately after giving effect to such sale or issuance) and we may not receive the additional gross proceeds we would receive if the Warrants or Pre-Funded Warrants were exercised in full. Such funds would not be available to pursue the activities described below, potentially limiting our growth potential.

In such case, we may need to seek additional capital to pursue the activities described below, which may include, but are not limited to, equity issuances, assets sales, alternative debt for equity conversions or other restructuring transactions, which may not be on commercially reasonable terms and may negatively impact stockholders at that time. If we elect to seek additional capital with the issuance of new shares, it is also likely that we may again need to seek stockholder approval at a future special or annual meeting of stockholders for the issuance of those shares, may need to seek alternative means to finance the payment, or may take such other actions as the Board deems advisable and in the best interests of the Company and our stockholders at that time.

Use of Proceeds

We may receive proceeds from the exercise of the Warrants as well as the nominal exercise price upon the exercise of the Pre-Funded Warrants to the extent the Warrants and Pre-Funded Warrants are exercised. We can make no assurances that any of the Warrants or Pre-Funded Warrants will be exercised, or if exercised, the quantity that will be exercised or the period in which such Warrants or Pre-Funded Warrants will be exercised. We intend to use the net proceeds from any exercise of the Warrants and Pre-Funded Warrants to fund the clinical development and related commercialization of BB-301, including the natural history lead-in study and the Phase 1b/2a BB-301 treatment study, and for general corporate purposes.

Required Vote

The approval of this Proposal 1 requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 1 for it to be approved). Abstentions will have the same effect as a vote “AGAINST” Proposal 1. Broker non-votes, if any, will have no effect on Proposal 1. Suvretta Capital will not be entitled to vote the shares of common stock held by it or its affiliates, or the shares of common stock underlying the warrants that it or its affiliates currently hold and can be exercised prior to the Record Date.

Board Recommendation

Our Board Recommends a Vote “For” Proposal 1.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 2020 EQUITY AND INCENTIVE COMPENSATION PLAN

The Board is asking our stockholders to approve an amendment (the “Amendment”) to the 2020 Equity and Incentive Compensation Plan (as amended by the first amendment thereto, dated as of December 8, 2021 (the “First Amendment”) and the second amendment thereto, dated as of December 6, 2023 (the “Second Amendment”), the “2020 Plan”, and as proposed to be amended by the Amendment, the “Amended Plan”) to increase the number of shares authorized for issuance under the 2020 Plan. Our 2020 Equity and Incentive Compensation Plan was adopted by the Board on October 21, 2020 and approved by stockholders on December 9, 2020, the First Amendment was adopted by the Board on October 6, 2021 and approved by stockholders on December 8, 2021, the Second Amendment was adopted by the Board on October 11, 2023 and approved by stockholders on December 6, 2023, and the Amended Plan was approved by the Board, subject to stockholder approval, on July 17, 2024. The Amendment increases the maximum number of shares that may be issued pursuant to the 2020 Plan by 7,000,000 shares (increasing the maximum number of shares that may be issued under the 2020 Plan to an aggregate of 8,204,537 shares).

Key Reasons Why You Should Vote to Approve the Amendment

The 2020 Plan is the Company’s only compensation plan under which equity or equity-linked awards may be made, and the share reserve under the 2020 Plan has been nearly exhausted. If our stockholders do not approve the increase in the share reserve contemplated by the Amendment, the share reserve under the 2020 Plan will be depleted and we will lose access to an important compensation tool in the labor markets in which we compete, a compensation tool that is key to our ability to attract, motivate, reward and retain our non-employee directors, officers, employees, and consultants while aligning their interests with those of our stockholders. An inability to grant equity or equity-linked awards would have significant negative consequences to us and our stockholders. For example, we would likely be pressed to shift our compensation programs to increase the cash-based components of our compensation programs in order to attract and retain qualified personnel. Such a shift in our compensation programs would lose the benefit of aligning our employee and stockholder interests through delivery of equity or equity-linked awards while also limiting Company cash available for other purposes.

The Amendment increases the maximum number of shares that may be issued pursuant to the 2020 Plan by 7,000,000 shares (to an aggregate of 8,204,537 shares). If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2020 Plan, and the 2020 Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Annex A to this Proxy Statement and a conformed copy of the 2020 Plan, as amended by the First Amendment, Second Amendment, and the Amendment, is attached as Annex B to this Proxy Statement. Other than the limited amendment to the share reserve described herein, we are not making any other changes to the 2020 Plan.

Background and Purpose of the Amended Plan; Stockholder Dilution Considerations

The Compensation Committee of the Board (the “Compensation Committee”) and the Board are asking our stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interests of the Company and its stockholders to provide, through the 2020 Plan as amended by the Amendment, a comprehensive equity compensation program that allows us to grant incentive equity and equity- linked awards to our non-employee directors, officers, employees, and consultants. In connection with the Offerings, the share reserve pool has been diluted and is insufficient to make grants to existing employees or to retain additional personnel, which will be needed to continue to drive the Company’s growth and success. The

Compensation Committee and the Board believe that long-term equity and equity-linked incentives are essential to align our compensation program with long-term stockholder value creation. Moreover, as described above, an inability to grant equity or equity-linked awards as a key element of our compensation programs would likely result in a shift in our compensation programs towards an increased cash-based component, thus losing the benefit of alignment of our employees’ interests with long-term stockholder value creation and limiting availability of Company cash for other purposes.

To protect stockholder interests from the potential dilutive impact of incentive equity and equity-linked awards, we seek to actively manage our equity plan resources. The total number of shares that are subject to award grants in any one year or from year-to-year may change based on any number of variables, including, without limitation, the value of our common stock, changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, the extent to which vesting conditions applicable to equity-based awards are satisfied, the need to attract, retain and incentivize key talent in a competitive labor market, the type of awards we grant, and how we choose to balance total compensation between cash and equity or equity-linked awards. When considering the number of additional shares to add to the 2020 Plan, and in recommending to stockholders the number of additional shares to authorize under the Amended Plan, the Compensation Committee and the Board reviewed, among other things, the historical number of equity awards granted under the 2020 Plan, the potential dilution to our current stockholders as measured by fully diluted overhang, and projected future share usage.

The 2020 Plan is the only active plan under which we can grant equity or equity-linked awards. The current share reserve under the 2020 Plan is 1,204,537 shares and, currently, only 22,397 shares remain available for issuance under the 2020 Plan.

Since approval of the 2020 Plan in December 2020, the Compensation Committee approved or, with respect to grants to directors, recommended that the Board approve grants of stock options to our non-employee directors, officers and employees (the “Option Grants”). Prior to the Option Grants, those equity incentive grants that were granted by our predecessor Benitec Limited under its Officers’ and Employees’ Share Option Plan (the “Share Option Plan”) (which was assumed by us and frozen in connection with the re-domiciliation resulting in the Company becoming the ultimate parent company of the Benitec group of companies ) to our non-employee directors, officers and employees were significantly “underwater”, with limited value as an incentive and retention tool, and as of July 1, 2024, all outstanding options under the Share Option Plan expired by their terms. The Equity Grants were intended to provide the grantees with a strong link to our long-term performance, create an ownership culture and help to align the interests of the grantees and our stockholders, and to incentivize continued service through the applicable vesting period, particularly in light of the lack of incentive and retention value of the remaining outstanding awards under the Share Option Plan.

The following table sets forth information with respect to the number of outstanding stock options that have been granted to our non-employee directors, officers, and employees under the 2020 Plan as of June 30, 2024.

Name and Principal Position	Stock Options
Dr. Jerel A. Banks, M.D. PH.D Executive Chairman and Chief Executive Officer	504,274
Megan Boston Executive Director	217,367
J. Kevin Buchi Non-employee director	37,798
Peter Francis Non-employee director	37,798
Edward F. Smith Non-employee director	37,798
All other employees	347,105
Total shares granted under the 2020 Plan	1,182,140

Impact of Amendment on Shares

The aggregate number of shares shown in the table above represents an adjusted overhang of approximately  % based on Company common shares outstanding as of June 30, 2024. If the Amendment is approved, the additional 7,000,000 shares to be added to the 2020 Plan would increase the overhang to approximately  %. The Company calculates the adjusted overhang as (a) the total number of shares underlying outstanding awards plus shares available for issuance under the Company’s equity plans, divided by (b) the total number of common shares outstanding, shares underlying outstanding awards and shares available for issuance under the Company’s equity plans. The calculation of our adjusted overhang is based on      common shares and common share equivalents outstanding as of June 30, 2024 and includes (i)      common shares outstanding as of June 30, 2024 and (ii) pre-funded warrants outstanding as of June 30, 2024 to purchase up to      common shares (without giving effect to any exercise limitations included in the Pre-Funded Warrants).

Depending on assumptions, the 7,000,000 shares to be added to the 2020 Plan pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2020 Plan from forfeitures of awards granted under the 2020 Plan, are projected to satisfy our regular equity compensation needs for several years. In light of the factors considered by the Board and Compensation Committee, including that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board and Compensation Committee believe that the size of the share reserve under the Amended Plan is appropriate and represents reasonable potential stockholder dilution while providing a significant incentive for our non-employee directors, officers, employees, and consultants to increase the value of the Company for all stockholders.

If our stockholders do not approve the proposed Amendment to the 2020 Plan, the shares available for future awards under the 2020 Plan will be exhausted, and our ability to grant equity and equity-based compensation to our non-employee directors, officers, employees (including new hires), and consultants will be impaired.

To permit us to continue to make grants of equity and equity-based compensation to our non-employee directors, officers, employees and consultants, our Board recommends that you vote FOR the approval of this Proposal 2.

The inclusion of the above information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, the extent of option exercise activity, and others described in our Form 10-K for the fiscal year ended June 30, 2023, Quarterly Reports on Form 10-Q, and its other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports.

Summary of the Amended Plan

If our stockholders approve the Amendment, the 2020 Plan will remain unchanged in all respects other than the increase to the number of shares authorized for issuance under the 2020 Plan (including the number of shares that may be issued as incentive stock options) by 7,000,000 shares (to an aggregate of 8,204,537 shares). The principal features of the Amended Plan are described below. However, this summary of the Amended Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to (i) a copy of the Amendment attached as Annex A to this Proxy Statement and (ii) a copy of the conformed copy of the 2020 Plan, as amended by the First Amendment, Second Amendment, and the Amendment attached as Annex B to this Proxy Statement. Other than the limited amendment to the share reserve described herein, we are not making any other changes to the 2020 Plan.

Administration

The Amended Plan is administered and interpreted by the Compensation Committee, which is comprised of three non-employee directors, each of whom meets the independence requirements imposed by Nasdaq and is a “non-employee director” within the meaning of applicable federal securities laws. Subject to the provisions of the Amended Plan, the Compensation Committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the specific terms and conditions of each award, including the conditions for the vesting and exercisability of the award, and to accelerate the vesting or exercisability of any award.

Eligibility

Subject to selection by the Compensation Committee, all of our non-employee directors, employees, and consultants are eligible to participate in the Amended Plan as well as the officers, employees and consultants of our subsidiaries. All participants may receive all types of awards under the Amended Plan, except that incentive stock options may be granted only to employees (including executive officers and directors who are also employees). The Compensation Committee determines which persons eligible to participate will receive awards and the terms of their individual awards.

As of June 30, 2024, we had 16 employees (including officers and directors who are also employees) and three non-employee directors who would have been eligible to participate in the Amended Plan. The actual number of persons who will receive awards from time to time cannot be determined in advance because the Compensation Committee has the discretion to select the award recipients.

Maximum Shares Reserved

The maximum number of shares of our common stock available for issuance under the Amended Plan will be 8,204,537 shares. This includes the maximum number of shares that may be granted as incentive stock options under the Amended Plan, which also will be 8,204,537 shares.

Shares issued with respect to awards to which a share of stock is subject will be counted as one share. The following rules apply for counting shares against the maximum share limit under the Amended Plan:

•

Shares of common stock underlying any awards that are canceled, forfeited, expired, are settled for cash or are unearned (other than by exercise) are added back to the shares of common stock available for issuance under the Amended Plan.

•	Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are not available for future issuance under the Amended Plan.

•	Upon exercise of stock appreciation rights, the gross number of shares exercised are deducted from the total number of shares remaining available for issuance under the Amended Plan.

•	Shares of common stock and stock equivalents repurchased with any cash proceeds from option exercises are not added back to the shares available for grant under the Amended Plan.

Director Individual Annual Maximums

In order to provide a meaningful and specific limit on the compensation that may be provided to non-employee directors under the Amended Plan, the maximum compensation, including awards granted under the Amended Plan, to any non-employee director in any one calendar year may not exceed $500,000, with equity awards determined based on the grant date fair value for financial reporting purposes.

Terms of Awards

The Compensation Committee determines the types of awards to be granted from among those provided under the Amended Plan and the terms of such awards, including the number of shares of our common stock or other securities underlying the awards; restrictions and vesting requirements, which may be time-based vesting or vesting upon satisfaction of performance goals and/or other conditions; the exercise price for options and stock appreciation rights, which may not be less than 100% of the fair market value of a share on the grant date; and, where applicable, the expiration date of awards, which for options and stock appreciation rights may not be more than 10 years after the grant date.

Types of Awards

Our Amended Plan provides the Compensation Committee with the authority to grant a variety of types of equity awards:

Incentive Stock Options or Non-Qualified Stock Options. Options entitle the participant to purchase shares of our common stock over time for an exercise price fixed on the date of the grant. The exercise price may not be less than 100% of the fair market value of our common stock on the date of the grant. The exercise price may be paid in cash, by the transfer of shares of our common stock meeting certain criteria, by applying the value of a portion of the shares acquired upon exercise and issuing only the net balance of the shares, by a combination of these methods, or by such other methods as may be approved by the Compensation Committee. The participant has no rights as a stockholder with respect to any shares covered by the option until the option is exercised by the participant and shares are issued by us. Although we expect to grant only non-qualified stock options, our Amended Plan permits the grant of options that qualify as an “incentive stock option” under the Code (as defined below).

Stock Appreciation Rights. Stock appreciation rights entitle the participant to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date either in cash or in the form of shares of our common stock. For cash-settled stock appreciation rights, the participant will have no rights as a stockholder. For stock-settled stock appreciation rights, the participant will have no rights as a stockholder with respect to any shares covered by the stock appreciation right until the award is exercised by the participant and we issue the shares.

Restricted Stock Awards. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. Shares of restricted stock awards that do not satisfy any vesting conditions are subject to our right of repurchase or forfeiture. In either case, the vesting conditions may be based on continued employment (or other service) with us and our affiliates and/or achievement of performance goals. Unless otherwise provided in the applicable award agreement, a participant granted restricted stock will have the rights of a stockholder for the common stock subject to restrictions, including voting and dividend rights, but not the right to sell or transfer the shares. Dividends or other distributions on restricted stock will be deferred until, and paid contingent upon, the vesting of such restricted stock.

Restricted Stock Unit Awards. Restricted stock unit awards are an agreement by the Company to deliver shares or cash, or a combination thereof, to a participant in the future in consideration of the performance of service, and vest in accordance with terms and conditions established by the Compensation Committee. For cash-settled restricted stock units, the participant will have no rights as a stockholder. For stock-settled restricted stock units, the participant will have no rights as a stockholder with respect to any shares covered by the restricted stock units until we issue the shares. The Compensation Committee may authorize the payment of dividend equivalents on restricted stock units on a deferred and contingent basis, either in cash or in additional shares of our common stock. However, dividend equivalents or other distributions on our common stock underlying restricted stock units will be deferred until and paid contingent upon the vesting of such restricted stock units.

Cash Incentive Awards, Performance Shares and Performance Units. Cash incentive awards, performance shares, and performance units will grant a number of shares or amount of cash payable upon the vesting of the applicable award, such awards vest in accordance with the terms and conditions established by the Compensation Committee, including performance goals. The Compensation Committee may determine at the time of award of performance shares or performance units that the payment of dividends, if any, will be deferred until the underlying restricted stock unit awards vest. The Compensation Committee may provide for the payment of dividend equivalents on performance shares or performance units either in cash or in additional shares of our common stock. Dividend equivalents will be subject to deferral and payment on a contingent basis based on the earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.

Other Awards. The Compensation Committee may grant to any participant shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares or factors that may influence the value of such shares, and awards valued by reference to the book value of the shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company. Other awards vest in accordance with the terms and condition established by the Compensation Committee. The Compensation Committee may provide for the payment of dividends or dividend equivalents on these types of awards on a deferred and contingent basis, either in cash or in additional shares of our common stock, based upon the earning and vesting of such awards.

Performance-Based Awards

Vesting of awards under the Amended Plan may be made subject to the satisfaction of Management Objectives (as defined in the Amended Plan), which are measurable performance objectives or objectives established pursuant to the Amended Plan for participants receiving grants of awards under the Amended Plan. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Compensation Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Compensation Committee deems appropriate and equitable.

Transferability of Awards

Awards under the Amended Plan generally are not transferable by the participant other than by will or the laws of descent and distribution and are generally exercisable, during the participant’s lifetime, only by the participant. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the participant or the participant’s estate or legal representative or guardian. The Compensation Committee has discretion, however, to permit the transfer of awards other than incentive stock options to a participant’s immediate family members or to trusts or partnerships for their benefit.

Adjustments and Substitute Awards

The share limits and the number and kind of shares available under the Amended Plan, and the shares subject to any outstanding awards, as well as the exercise or purchase prices of such awards, are subject to adjustment in the event of certain reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock or the number or kind of shares outstanding.

In the event of any such transactions or events or in the event of a Change in Control (as defined in the Amended Plan), the Compensation Committee may provide in substitution for any or all outstanding awards under the Amended Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Clawback of Awards

Awards granted under the Amended Plan may be subject to recovery or clawback if the Compensation Committee later determines that the participant engaged in detrimental activity during the participant’s employment with or service to the Company, or for a specified time thereafter. In addition, the Compensation

Committee may provide that any award, including any shares subject to or issued under an award, is subject to any other clawback policy maintained by the Company from time to time, including the Company’s Dodd-Frank Clawback Policy.

Amendment and Termination

The Board may amend or terminate the Amended Plan at any time, provided that any such amendment or termination may not adversely affect any awards then outstanding without the participant’s consent. Material amendments of the Amended Plan will be subject to stockholder approval, including amendments for which stockholder approval is required by applicable laws, regulations or stock exchange rules. Unless terminated earlier by the Board, no grants will be made under the Amended Plan after December 9, 2030.

Federal Tax Aspects

The following is a general discussion of certain U.S. federal income tax consequences relating to certain of the awards that may be issued under the Amended Plan, based on U.S. federal income tax laws in effect on the date of this Proxy Statement. This discussion is general in nature only, and is not intended to be specific income tax advice on which we or any participant will rely. This summary does not describe all of the possible federal income tax consequences that could result from the acquisition, holding, exercise or disposition of any award or of any shares of common stock received pursuant to any award granted under the Amended Plan, and it does not describe any state, local or foreign tax consequences or any gift, estate or excise tax consequences.

Tax Consequences to Participants.

Incentive Stock Options. A participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements, although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a participant must exercise the option not later than three months after he or she ceases to be our employee (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the shares acquired upon exercise of the incentive stock option for more than two years from the grant of the option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, a participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If the employment requirement is not met, the option will be taxed as a non-qualified stock option at time of exercise. If a participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, that participant generally will recognize ordinary income as of the date of disposition equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the selling price and the exercise price.

Non-Qualified Stock Options. In general, a participant will not recognize income at the time an option is granted. At the time of exercise of the option, the participant will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of our common stock on the date of exercise. At the time of the sale of the shares of our common stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Stock Appreciation Rights. In general, a participant will not recognize income at the time a stock appreciation right is granted. Upon exercise of the right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price, whether such amount is payable in cash or in shares of common stock. If the participant receives such excess value in common stock, any additional gain or any loss recognized upon later disposition of any shares received on exercise will be capital gain or loss.

Restricted Stock. The federal income tax consequences of restricted stock awards will depend upon the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if restricted stock is granted subject to a “substantial risk of forfeiture” (for example, conditioned upon the future performance of substantial services by the participant) and is nontransferable, the participant will not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock or other property free of any substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Code to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid.

Restricted Stock Units. In general, a participant will not recognize income at the time a restricted stock unit is granted. Upon settlement/payment of the restricted stock unit, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property received. At the time of the sale of the shares of our common stock acquired pursuant to the settlement of a restricted stock unit, appreciation in value of the shares after the settlement date will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Tax Withholding. Ordinary income recognized on exercise of non-qualified stock options and stock appreciation rights, on vesting of restricted stock, and settlement of restricted stock units is subject to income and employment tax wage withholding, unless the participant is a non-employee director or consultant. The Compensation Committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by payment in cash, withholding from the participant’s other compensation, electing to have shares withheld, and/or delivering to us already-owned shares of our common stock.

Section 409A. A participant receiving an award that is subject to, but fails to comply with, the deferred compensation requirements of Section 409A of the Code may be subject to a penalty tax of 20% of the income from such award plus interest charges, in addition to ordinary income tax. Failure to comply with Section 409A of the Code also may result in an acceleration of the timing of income taxation of such awards. Awards granted under the Amended Plan are intended to be exempt from or to comply with the rules of Section 409A of the Code.

Tax Consequences to the Company.

To the extent that a participant recognizes ordinary income as described above, we will generally be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Section 162(m) Limitation. Section 162(m) of the Code and the regulations thereunder contain special rules regarding the federal income tax deductibility of compensation paid to certain “covered employees”, which generally includes our named executive officers. The general rule is that compensation paid to any of these

“covered employees” is deductible only to the extent that it does not exceed $1 million in any tax year. Prior to the enactment of the Tax Cuts and Jobs Act, certain compensation was exempt from this $1 million limitation on deductibility if such compensation qualified as “qualified performance-based compensation.” However, effective for tax years commencing after December 31, 2017, the “qualified performance-based compensation” exemption was eliminated and the limitation on deductibility was expanded to include all named executive officers. Further, future changes in tax law may result in a further expansion of the compensation deduction limitation under Section 162(m) of the Code. As a result, the Company’s tax deductions for grants under the Amended Plan may be limited or eliminated, in whole or in part, as a result of the application of Section 162(m) of the Code.

Registration with the SEC

If the Amendment described in this Proposal 2 is approved by our stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company common stock to be registered pursuant to the Amendment, as soon as reasonably practicable following stockholder approval.

New Plan Benefits

The selection of non-employee directors, officers, employees and consultants to receive awards under the Amended Plan will be based upon prospective factors, as determined by the Board or the Compensation Committee (as applicable) in their respective sole discretion, including the nature of the services to be rendered and a participant’s potential contributions to the success of the Company or its subsidiaries and, accordingly, cannot be determined at this time. Therefore, the actual awards and value of benefits that will be received under the Amended Plan by any individual or group is not determinable.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under our equity plans, the weighted-average exercise price of options issued under our equity plans and the number of securities remaining available for future issuance under our equity plans, in each case as of June 30, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	1,182,140	$1.96	22,397
Equity compensation plans not approved by security holders	—	—	—
Total	1,182,140	$1.96	22,397

(1)	Consists of the 2020 Plan. All outstanding awards under the Share Option Plan expired on July 1, 2024, and we have therefore not included them herein.

Market Value of Underlying Securities

Our common stock underlies all of the options and the other stock-linked rights to be awarded under the Amended Plan. The market value of our common stock at the close of trading on     , 2024 was $    per share.

Required Vote

Proposal 2 requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 2 for it to be approved).. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” this Proposal 2, and broker non-votes will not have any effect on the outcome of this proposal. In the event the stockholders do not approve this proposal, the Amendment will not become effective.

Board Recommendation:

Our Board Recommends a Vote “For” the Approval of the Third Amendment to the 2020 Equity and Incentive Compensation Plan.

PROPOSAL 3

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of common stock present in person via attendance at the virtual Special Meeting or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 or Proposal 2 is insufficient to adopt either proposal, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of either of the proposals. In that event, we will ask stockholders to vote upon the adjournment proposal and on the other proposals discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Required Vote

Approval of this Proposal 3 requires the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by duly authorized and executed proxy at the meeting and entitled to vote on the proposal (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” this Proposal 3 for it to be approved).

Board Recommendation

Our Board Recommends a Vote “For” Proposal 3.

OTHER MATTERS

We know of no other matters to be submitted at our Special Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board may recommend.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials or Proxy Statement is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials or Proxy Statement to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 3940 Trust Way, Hayward, California 94545, or by telephone: (510) 780-0819.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or Proxy Statement may contact us through our corporate offices at 3940 Trust Way, Hayward, California 94545, or by telephone: (510) 780-0819 to request that a single copy be delivered.

By Order of the Board of Directors,

Dr. Jerel Banks
Chief Executive Officer

Hayward, California

     , 2024

ANNEX A

THIRD AMENDMENT TO

BENITEC BIOPHARMA INC.

2020 EQUITY AND INCENTIVE COMPENSATION PLAN

WHEREAS, Benitec Biopharma Inc. (the “Company”) maintains the Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan, which was first amended as of December 8, 2021 and subsequently amended as of December 6, 2023 (as amended, the “Plan”);

WHEREAS, pursuant to Section 18 of the Plan, the Board of Directors (the “Board”) of the Company may at any time amend the Plan, provided that any amendment which would materially increase the number of securities which may be issued under the Plan or must otherwise be approved by the stockholders of the Company in order to comply with applicable law is approved by the stockholders of the Company;

WHEREAS, the Board desires to further amend the Plan as set forth herein to increase the number of securities which may be issued under the Plan, subject to approval by the stockholders of the Company; and

WHEREAS, the Board desires to further amend the Plan as set forth herein to increase the number of securities that may be issued or transferred by the Company upon the exercise of Incentive Stock Options (as defined in the Plan), subject to approval by the stockholders of the Company;

NOW, THEREFORE, pursuant to Section 18 of the Plan, the Plan is hereby amended as follows, effective as of July 17, 2024, provided that this amendment is approved by the stockholders of the Company:

1. Section 3(a)(i) of the Plan is hereby replaced in its entirety with the following:

“Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 8,204,537 shares of Common Stock, plus (y) the Common Stock that is subject to awards granted under this Plan that is added (or added back, as applicable) to the aggregate number of shares of Common Stock available under this Section 3(a)(i) pursuant to the share counting rules of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.”

2. Section 3(c) of the Plan is hereby replaced in its entirety with the following:

“Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 8,204,537 shares of Common Stock.”

Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Remainder of page intentionally left blank]

A-1

IN WITNESS WHEREOF, the Board has approved the amendment to the Plan as set forth herein, subject to approval by the stockholders of the Company, the Board has authorized the undersigned officer of the Company to execute this amendment, and the undersigned has caused this amendment to be executed as of the date first written above.

BENITEC BIOPHARMA INC.

By:
Name:
Title:

A-2

ANNEX B

BENITEC BIOPHARMA INC.

2020 EQUITY AND INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Plan is to permit award grants to non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.

2. Definitions. As used in this Plan:

(a) “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(c) “Board” means the Board of Directors of the Company.

(d) “Business Combination” has the meaning set forth in Section 12(c) of this Plan.

(e) “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(f) “Change in Control” has the meaning set forth in Section 12 of this Plan.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, as such law and regulations may be amended from time to time.

(h) “Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.

(i) “Common Stock” means the common stock, par value $0.0001 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(j) “Company” means Benitec Biopharma Inc., a Delaware corporation, and its successors.

(k) “Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(l) “Director” means a member of the Board.

(m) “Effective Date” means the date this Plan is approved by the Stockholders.

(n) “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(p) “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(q) “Incumbent Board” has the meaning set forth in Section 12(b) of this Plan.

(r) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

(s) “Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the Nasdaq Stock Market or, if the Common Stock is not then listed on the Nasdaq Stock Market, on any other national securities exchange on which the Common Stock is listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(t) “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(u) “Option Price” means the purchase price payable on exercise of an Option Right.

(v) “Option Right” means the right to purchase Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.

(w) “Outstanding Company Common Stock” has the meaning set forth in Section 12(a) of this Plan.

(x) “Outstanding Company Voting Securities” has the meaning set forth in Section 12(a) of this Plan.

(y) “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”).

(z) “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(aa) “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(bb) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(cc) “Person” has the meaning set forth in Section 12(a) of this Plan.

(dd) “Plan” means this Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan, as may be amended or amended and restated from time to time.

(ee) “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(ff) “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Stock, cash or a combination thereof at the end of the applicable Restriction Period.

(gg) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(hh) “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.

(ii) “Stockholder” means an individual or entity that owns one or more shares of Common Stock.

(jj) “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

(kk) “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.

3. Shares Available Under this Plan.

(a) Maximum Shares Available Under this Plan.

(i)

Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 8,204,537 shares of Common Stock, plus (y) the Common Stock that is subject to awards granted under this Plan that is added (or added back, as applicable) to the aggregate number of shares of Common Stock available under this Section 3(a)(i) pursuant to the share counting rules of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)

Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by one share of Common Stock for every one share of Common Stock subject to an award granted under this Plan.

(b) Share Counting Rules.

(i)

Except as provided in Section 22 of this Plan, if any award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.

(ii)

Notwithstanding anything to the contrary contained in this Plan: (A) Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (C) Common Stock subject to a share-settled Appreciation Right that is not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of Common Stock available under Section 3(a)(i) of this Plan.

(iii)

If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Stock based on fair market value, such Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c) Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 8,204,537 shares of Common Stock.

(d) Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $500,000.

4. Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Common Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Common Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Stock to which such exercise relates.

(e) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will vest. Option Rights may provide for continued vesting or the earlier vesting of such Option Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(f) Any grant of Option Rights may specify Management Objectives regarding the vesting of such rights.

(g) Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(h) No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.

(i) Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(j) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(k) The Committee may (i) modify, extend or renew outstanding Option Rights (provided that (A) the rights of a Participant are not substantially impaired without his or her consent and (B) such action does not subject the Option Rights to Section 409A of the Code or otherwise extend the Options Rights beyond their stated term), and (ii) accept the surrender of outstanding Options Rights and authorize the granting of new Option Rights in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option Right may not be modified to reduce the exercise price thereof nor may a new Option Right at a lower price, any other award under the Plan, or cash be substituted for a surrendered Option Right (other than adjustments or substitutions in accordance with Section 11), unless such action is approved by the Stockholders of the Company.

5. Appreciation Rights.

(a) The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

(b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)	Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Stock or any combination thereof.

(ii)

Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(iii)	Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.

(iv)	Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(v)

Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(c) Also, regarding Appreciation Rights:

(i)

Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

(ii)

No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

(d) The Committee may (i) modify, extend or renew outstanding Appreciation Rights (provided that (A) the rights of a Participant are not substantially impaired without his or her consent and (B) such action does not subject the Appreciation Rights to Section 409A of the Code or otherwise extend the Appreciation Rights beyond their stated term), and (ii) accept the surrender of outstanding Appreciation Rights and authorize the granting of new Appreciation Rights in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Appreciation Right may not be modified to reduce the Base Price thereof nor may a new Appreciation Right at a lower price, any other award under the Plan, or cash be substituted for a surrendered Appreciation Right (other than adjustments or substitutions in accordance with Section 11), unless such action is approved by the Stockholders of the Company.

6. Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights (subject in particular to Section 6(g) of this Plan), but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.

(d) Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives regarding the vesting of such Restricted Stock.

(f) Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier vesting of such Restricted Stock, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(g) Any such grant or sale of Restricted Stock may require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock will be deferred until, and paid contingent upon, the vesting of such Restricted Stock.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7. Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c) Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, disability or termination or employment of service of a Participant or in the event of a Change in Control.

(d) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional Common Stock; provided, however, that dividend equivalents or other distributions on Common Stock underlying Restricted Stock Units shall be deferred until and paid contingent upon the vesting of such Restricted Stock Units.

(e) Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Stock or cash, or a combination thereof.

(f) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8. Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.

(b) The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(c) Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the award.

(d) Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned.

(e) The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Stock, which dividend equivalents will be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such dividend equivalents are paid.

(f) Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

9. Other Awards.

(a) Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Stock, other awards, notes or other property, as the Committee determines.

(b) Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c) The Committee may authorize the grant of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d) The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional Common Stock, based upon the earning and vesting of such awards.

(e) Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.

(f) Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

10. Administration of this Plan.

(a) This Plan will be administered by the Committee; provided, however, that notwithstanding anything in this Plan to the contrary, the Board may grant awards under this Plan to non-employee Directors and administer this Plan with respect to such awards. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b) The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c) To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer (for purposes of Section 16 of the Exchange Act), Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

11. Adjustments. The Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

12. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition pursuant to a transaction that complies with Sections 12(c)(i), (c)(ii) and (c)(iii) below; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Subsidiary, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any Subsidiary (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the Stockholders of a complete liquidation or dissolution of the Company.

13. Detrimental Activity and Recapture Provisions. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.

14. Non-U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) (to be considered part of this Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.

15. Transferability.

(a) Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b) The Committee may specify on the Date of Grant that part or all of the Common Stock that is (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.

16. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Stock, and such Participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, to the extent permitted by the Committee in its sole discretion, the Participant may elect to satisfy the obligation, in whole or in part, by (i) having withheld, from the Common Stock required to be delivered to the Participant, Common Stock having a value up to the maximum individual tax rate in each relevant jurisdiction applicable to the Participant at such time of withholding, so long as the withholdings do not result in adverse accounting consequences to the Company (as determined by the Company in its sole discretion) or (ii) delivering to the Company other shares of Common Stock held by such Participant. The Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Stock on the date the benefit is to be included in Participant’s income. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Common Stock acquired upon the exercise of Option Rights.

17. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d) Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

(e) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18. Amendments.

(a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Common Stock is not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.

(b) If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction

Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(c) The Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19. Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20. Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21. Miscellaneous Provisions.

(a) The Company will not be required to issue any fractional Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f) No Participant will have any rights as a Stockholder with respect to any Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

(g) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.

(i) If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

22. Share-Based Awards in Substitution for Awards Granted by Another Company. Notwithstanding anything in this Plan to the contrary:

(a) Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b) In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c) Any Common Stock that is issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan, will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

Appendix I

Country-Specific Provisions

Terms and Conditions

This Appendix includes additional terms and conditions that govern the awards granted under the Plan if a Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the applicable Evidence of Award.

Notifications

The information in this Appendix is based on laws in effect in the respective countries as of December 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the consequences of Participant’s participation in the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working or transfers to another country after the grant of an award to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to a Participant under these circumstances.

Australia

Except to the extent that an award is granted on the basis that the award will be settled only in cash, no Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, or award contemplated by Section 9 of this Plan or Common Stock may be granted, issued or sold to Participants resident in Australia unless that Participant is eligible to receive the award without a disclosure document for the purposes of the Corporations Act 2001 (Cth) (the “Corporations Act”), including under an applicable exemption set out in section 708 of the Corporations Act (“Eligible Australian Participant”).

Any Eligible Australian Participant who receives an Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, award contemplated by Section 9 of this Plan (excluding any award settled in cash) or Common Stock (“Securities”) shall not sell, transfer or otherwise dispose of the Securities, nor any Common Stock issued or transferred pursuant to such Securities, in Australia within 12 months of their grant, issue or sale without disclosure under the Corporations Act, unless an exemption applies.

Tax Information

This Plan is a plan to which Subdivision 83A-C of the Tax Act applies (subject to the conditions in the Income Tax Assessment Act 1997 (Cth)).

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to or scan the QR code - login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at 2024 Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommend a vote FOR the nominee listed and FOR Proposals 1, 2, and 3. 1. To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares of common stock issuable upon exercise of certain warrants For Against Abstain 2. To approve an amendment to the Company’s 2020 Equity and Incentive Compensation Plan previously approved by the Company’s Board of Directors. For Against Abstain 3. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for the Nasdaq Proposal or the Equity Plan Amendment Proposal. For Against Abstain B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. 1 U P X

The 2024 Special Meeting of Stockholders of Benitec Biopharma Inc. will be held on , 2024 at Pacific Time, virtually via the internet at .. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Notice of 2024 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting - , 2024 Dr. Jerel A. Banks and Megan Boston, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Benitec Biopharma Inc. to be held on , 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address - Please print new address below. Comments - Please print your comments below.